UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported) May 17, 2010

HASTINGS ENTERTAINMENT, INC.
(Exact name of registrant as specified in its charter)
TEXAS
(State or other jurisdiction of incorporation or organization)

000-24381	75-1386375

(Commission File Number)	(I.R.S. Employer Identification Number)

3601 Plains Blvd, Amarillo, Texas	79102

(Address of principal executive offices)	(Zip Code)
(806) 351-2300
(Registrant’s telephone number, including area code)
NONE
(Former name, former address and former fiscal year,
if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

HASTINGS ENTERTAINMENT, INC.
Section 2 – Financial Information
Item 2.02. Results of Operations and Financial Condition.
On May 17, 2010, Hastings Entertainment, Inc. issued a press release regarding its financial results for the fiscal quarter ended April 30, 2010. A copy of the press release is attached hereto as Exhibit 99.1.
Section 9 – Financial Statements and Exhibits
Item 9.01. Financial Statements and Exhibits.

99.1	Press Release dated May 17, 2010.

HASTINGS ENTERTAINMENT, INC.
SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 17, 2010	Hastings Entertainment, Inc. (Registrant)
	By:	/s/ Dan Crow
Dan Crow
Vice President,
Chief Financial Officer (Principal Financial and Accounting Officer)

HASTINGS ENTERTAINMENT, INC.
INDEX TO EXHIBITS

Exhibit No.	Description
99.1	Press Release dated May 17, 2010